UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 12, 2013

Trinity Industries, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-6903	75-0225040
(State or other jurisdiction of incorporation	(Commission File No.)	(I.R.S. Employer Identification No.)

2525 Stemmons Freeway, Dallas, Texas		75207-2401
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:	214-631-4420
Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) Executive Compensation Matters:

On December 12, 2013, the Human Resources Committee of the Board of Directors (the "Board") of Trinity Industries, Inc. (the "Company") approved new base salaries for the Company’s named executive officers (other than Mr. Timothy R. Wallace), as set forth below. On December 13, 2013, the independent members of the Board approved a new base salary for Mr. Wallace, as set forth below. The new salaries are effective January 1, 2014.

•	Timothy R. Wallace, Chairman, Chief Executive Officer, and President - $1,000,000;

•	William A. McWhirter II, Senior Vice President and Group President - $575,000

•	D. Stephen Menzies, Senior Vice President and Group President - $615,000;

•	James E. Perry, Senior Vice President and Chief Financial Officer - $500,000; and

•	S. Theis Rice, Senior Vice President and Chief Legal Officer - $431,000.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Trinity Industries, Inc.

December 13, 2013	By:	/s/ James E. Perry
Name: James E. Perry
Title: Senior Vice President and Chief Financial Officer